Transamerica Financial Life Insurance Company

440 Mamaroneck Avenue

Harrison, New York 10528

May 24, 2018

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE:	TFLIC Pooled Account No. 44 (the “Registrant”)

(1933 Act File No.: 333-163881) (1940 Act File No.: 811-22371)

Ladies and Gentlemen:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), the Registrant, a unit investment trust registered under the Act, recently mailed (or will mail) to its contract owners the semi-annual report for the period ended March 31, 2018 for the Vanguard Target Retirement Funds, each a series of Vanguard Chester Funds (SEC File No. 811-04098). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. Pursuant to Rule 30e-1 under the Act, the Vanguard Target Retirement Funds’ semi-annual reports were filed, or will be filed, with the Commission via EDGAR.

To the extent necessary, these filings are incorporated by reference.

Very truly yours,

/s/ Alison Ryan
Alison Ryan
Vice President and Associate General Counsel